PRIMARY PROPERTY
                              MANAGEMENT AGREEMENT


This Agreement is made this 18th day of May, 1998 between Henderson's Wharf Baltimore L.P. ("Owner") and Gunn Financial Incorporated ("Agent").

1. Appointment and Acceptance. The Owner appoints the Agent as exclusive agent for the property described in Section 2 of this Agreement, and the Agent accepts the appointment subject to the terms and conditions set forth in this Agreement.

2. Description of Project. The property to be managed by the Agent under this Agreement (the "Project") is a housing development consisting of the land, buildings and other improvements.

      The Project is further described as follows:

      NAME:             Henderson's Wharf
      LOCATION:               1000 Fell St., Baltimore, MD
      NO. OF DWELLINGS: 128 Apartment Units
                              38 Room Inn
                              152 Space Parking Garage

3. Marketing. The Agent will carry out marketing in accordance with the approved marketing plan.

4. Rentals. The Agent will offer for rent and will rent the dwelling units. Incident thereto, the following provisions will apply:

      A. The Agent will set up and maintain a Management Office to service the Project, or make other arrangements acceptable to the Owner.

      B. The Agent will follow an approved marketing plan as agreed to by the Owner and the Agent.

      C. The Agent will show the premises to prospective tenants.

      D. The Agent will take and process applications for rentals during normal business hours and at other times as may be required by the Owner. The Agent agrees to review each prospective applicant and related applicant data prior to the acceptance or rejection of said applicant.

      E. The Agent will prepare all dwelling leases and will execute the same in its name, identifying itself thereon as Agent for the Owner. (Dwelling leases will be in a form approved by the Owner, but individual dwelling leases need not be submitted for the approval of the Owner).
      F. The Owner will furnish the Agent with any approved rent schedule and any other charges for facilities and services.

      G. The Agent will maintain and submit financial records and accounts of the operation of the property.

      H. The Agent will maintain a current list of acceptable prospective tenants in accordance with the provisions of any approved marketing plan and will handle all arrangements necessary to assure full occupancy.

5. Collection of rents and Other Receipts. The Agent will collect and deposit rents in accordance with the terms of each tenants lease. All funds collected by the Agent shall be deposited promptly by the Agent in a bank account in an institution whose deposits are insured by an agency of the United States of America; this account shall be used exclusively by the Agent for funds of this project and be known as the Rental Agency account.

      All security deposit funds received by the Agent shall be deposited in a separate interest bearing escrow account insured by an agency of the United States of America in accordance with the Laws of the State of Maryland.

6. Enforcement of Leases. The Agent will secure full compliance of each tenant with the terms of his lease.

      The Agent will lawfully terminate any tenancy when, in the Agents judgment, sufficient cause (including, but not limited to, non payment of rent) for such termination occurs under the term of the tenant's lease. For this purpose, the Agent is authorized to consult with legal counsel of its choice to bring actions for evictions, and to execute notices to vacate and judicial pleadings incident to such actions. Attorneys fees other necessary costs incurred in connection with such actions will be paid from the Rental Agency Account as project expenses. Notwithstanding anything herein to the contrary, the Agent agrees to review each prospective termination with the Owner prior to commencement of the termination process. In the event of a dispute between the Agent and the Owner with respect to enforcement of lessee (Paragraph 6), the Agent and Owner agree to mediation.

7. Maintenance and Repair. The Agent will cause the Project to be maintained and repaired, in accordance with state and local codes, in a condition at all times acceptable to the Owner, including but not limited to cleaning, painting, decorating, plumbing, carpentry, grounds care and such other maintenance and repair work as may be necessary. Incident thereto the following provisions will apply:

      A.    Special attention will be given to preventative maintenance.

      B. The Agent is authorized to purchase all materials, equipment, tools, appliances, supplies, and services necessary for proper maintenance and repair in accordance with the budget established with the Owner.

     C. Notwithstanding any of the foregoing provisions, the prior approval of the Owner for any expenditure which exceeds $1,500 in any one instance for labor, materials and otherwise for maintenance in connection within the maintenance and repair of the Project; except for recurring expenses within the limits of and already included in the operating budget or for emergency repairs involving manifest danger to persons or property, or required to avoid suspension of any necessary service to the Project. In the latter event, the Agent will inform the Owner of the facts as promptly as possible.

     D. The Agent shall take such action as may be necessary to comply with any and all orders or requirements affecting the premises, municipal authority having jurisdiction thereof, as well as authorities of the Board of Fire Underwriters or other similar bodies; the Agent is nonetheless subject to the same limitation contained in Paragraph C. of this section in connection with the making of repairs and alterations. The Agent shall not take any action under this Paragraph D so long as the Primary Manager is contesting, or has affirmed his intention to contest, any such order or requirement.

8. Utilities & Services. The Primary Manager, unless the Agent is authorized in writing, will make arrangements for water , electricity, gas fuel, oil, sewage and trash disposal, pest extermination, decorating and laundry facilities. The Primary Manager, unless the Agent is authorized in writing, will make such contracts as may be necessary to secure utilities and services.

9. Disbursements from Rental Agency Account.

      A. From the funds collected and deposited by the Agent in the Rental Agency Account, pursuant to Section 5. above, the Agent will make the following disbursements promptly when payable:

            (1) Compensation payable to the Agent pursuant to Section 18. below for its service hereunder and reimbursement to the Agent for compensation payable to the employees, specified in
                   Section 18. below, and for the taxes and assessments payable to local, state and federal governments in connection with the employment of such personnel.

            (2) The single aggregate payment required to be made monthly by the Owner to the Mortgagee, including the amounts due under the mortgage for principal amortization, interest, mortgage insurance premiums, ground rents, taxes and assessments, fire and other hazards, and insurance premiums and the amount specified (or an amount agreed upon) for allocation to the Reserve for Replacement escrow.

            (3) All sums otherwise due and payable by the Owner as expenses of the Project, authorized to be incurred by the Agent under the terms of this Agreement.

      B. Except for the disbursements mentioned in Section 9.A(1)-(3) above, funds will be disbursed or transferred from the Rental Agency Account only as the Owner may from time to time direct in writing.

      C. In the event that the balance in the Rental Agency Account is at any time insufficient to pay disbursements due, the Agent will within thirty days inform the Owner of the fact, and the Owner will then remit to the Agent sufficient funds to cover the deficiency. In no event will the Agent be required to use its funds to pay such disbursements.

10. Budgets. Annual operating budgets for the project will exist, as approved by the Owner; the Agent will use best efforts to see that each type of operating expense itemized in the budget will not exceed the annual amount authorized by the approved budget. In addition to preparation and submission of a recommended operating budget for the initial fiscal year, the Agent will prepare a recommended operating budget for each subsequent fiscal year and will submit the same to the Owner at least sixty (60) days before the beginning of each new fiscal year. The Owner will promptly inform the Agent, of changes, if any, incorporated in the annual budget, and the Agent will keep the Owner informed of any anticipated deviation from the receipts or disbursements stated in the approved budget.

11. Records and Reports. In addition to any other requirements specified in this Agreement, the Agent will have the following responsibilities with respect to records and reports:

A. The Agent will establish and maintain a comprehensive system of records, books and accounts.

B. Within twenty (20) days following the end of each fiscal year of the project, the Owner shall be furnished with all information necessary to prepare for an audit of the financial statements of the project including an examination of the books, records and detailed itemized statement of all income and expenditures. Owner and/or its designated certified public accounts shall have access to accounting records at the Agent's home office to perform the annual audit.

C. By the fifteenth (15) day of each month, the Agent will furnish the Owner with a balance sheet, statement of receipts and disbursements for the previous month, schedules of accounts receivable and payables, and reconciled bank statements for the Rental Agency Account and Deposit Account as of the end of the previous month, and any other documentation reasonably requested by the Owner.

12. Bids, Discounts, Rebates, etc. The Agent will obtain contracts, materials, supplies, utilities, and services on the most advantageous terms to the Project. It is required to solicit bids in writing for all costs greater than $2,000 for those items that can be obtained from more than one source. The Agent will secure and credit to the Owner, and not receive or retain for itself, all discounts, rebates, or commissions obtainable with respect to purchases, service contracts, and or all other transactions regarding the Project.

13. Emergency Answering Services. The Agent will provide emergency telephone and repair capability on a twenty-four (24) hour basis.

14. Insurance. The Owner shall direct the Agent top purchase insurance coverage for the premises and the operations thereof, then, within ten (10) days of such direction, the Owner shall provide written notice to the Agent as to the company, coverage, policy limits, and the named insured that are to be included in such insurance. The Agent will pay all insurance premiums from the Operating Account, which premiums will be treated as operating expenses. The Owner agrees that such coverage shall include, as a minimum, Commercial General Liability coverage written on an assurance form, having limits of liability of not less than $1,000,000 each occurrence and $2,000,000 general aggregate. The Agent shall be designated on any and all such policies as an additional insured. In addition, Agent shall purchase fidelity insurance in the amount of $1,000,000 with a comp[any satisfactory to it with respect to all such employees of Agent who are responsible for or are involved in the collection of safekeeping of receipts or other funds hereunder received by Agent; the cost of such coverage shall not be included as an operating expense.

15. Compliance with Government Orders. The Agent will take such action as may be necessary to comply promptly with any and all government orders or other requirements affecting the Project, whether imposed by federal, state, county or municipal authority, subject, however, to the limitation stated in Section 7.D. with respect to repairs. The Agent shall, however, take no such action so long as the Owner is contesting, or has affirmed his intentions to contest, any such order or requirement. The Agent will notify the Owner, in writing, of all notices of such governmental orders or other requirements within seventy-two
(72) hours of the time of their receipt.

16. Nondiscrimination. In the performance of its obligations under this Agreement, the Agent will comply with the provisions of any federal, state or local law prohibiting the discrimination in housing on the grounds of race, color, creed, sex, familial status, handicap or national origin.

17. Employees. The number, qualifications, and duties of personnel to be employed in the management of the Project, including an on-site General Manager, an Assistant Property Manager/Leasing Agent, Resident Superintendent, or their maintenance, bookkeeping, management and clerical employees will be determined by the Owner and the Agent in accordance with the approved budget. All such employees will be deemed employees of the Agent, not the Owner (unless they are the same), and will be hired, paid, supervised and discharged by the Agent, subject to the following conditions:

A. The compensation, including payroll taxes and fringe benefits, of all employees will be within the Agent's sole discretion, provided that minimum wage standards are met.

     B. The Owner will reimburse the Agent for compensation, including fringe benefits, Payable to all full and part time on-site personnel and for all local, state and federal taxes and assessments (including but not limited to Social Security taxes, unemployment insurance, and workmen's compensation insurance) incident to the employment of such personnel. Such reimbursement will be paid from the Rental Agency Account and will be treated as a Project expense. Part-time maintenance and administrative employee compensation properly attributable to the Project shall be paid from the Rental Account.

18. Agent's Compensation. The annual compensation which the Agent shall be entitled to receive for management services performed under this Agreement shall be a fee in the amount equivalent to 4% percent of total rent collections. Such fees shall be paid by the Owner to the Agent monthly, no later than the fifteenth (15) day of each month, unless otherwise agreed by the parties hereto. If any apartment is unrentable due to lead paint, casualty loss or requires rehabilitation resulting in failure to pass required inspections, Agent will be allowed to include the apartments approved monthly rent as collected income. This is for the purpose of calculating the management fee only.

19. Indemnity. The Owner will indemnify, defend and hold the Agent harmless from all liabilities, including all loss,, costs, and expenses, arising from the premises, including the Owner's acts or omissions, and including all acts or omissions of the Agent in the performance of his duties as described in this Agreement.

20. Terms of Agreement. This Agreement shall be in force beginning on the 1st day of July, 1998 and will expire on the earlier of June 30, 2006 or the date of the disposition of the property. Owner may terminate this Agreement for cause immediately upon written notice to Agent. Cause is defined as fraud, negligence, or misconduct or breach of an expressed provision of this Agreement. This Agreement shall be terminable by the Lender as noted in the Indemnity Deed of Trust dated February 27, 1996. This Agreement shall also be subject to termination upon any of the following conditions: A. In the event a petition in bankruptcy is filed by or against the Agent or Owner, or in the event that either of the aforementioned makes an assignment for the benefit of creditors or takes advantage of any solvency act, the other party may terminate this Agreement provided that prompt written notice of such termination is given.

B. Upon the termination, the Agent will submit to the Owner any financial statements requested by the Owner. After the Agent and the Owner have accounted to each other, with respect to all matters outstanding as of the termination date, the Owner will furnish the Agent security, in the form and principal amount satisfactory to the Agent, against any obligations or liabilities which the Agent may properly have incurred on behalf of the Owner hereunder.

C. The Agent is prohibited from making a tender offer to the limited partners of Historic Preservation Properties 1990 L.P. Tax Credit Fund or any of its affiliated entities without prior written permission.

D. If this Agreement is terminated during any of the first twenty four (24) months, the Agent is entitled to an amount equal to the fee that would be collected in one year (12 mos.) as liquidated damages. Said damages are payable at termination provided that the Agent is not retained by the new owner in the case of a sale.

21. Sub Agent. The Agent has the right, with the prior written consent of the Owner, to engage a sub agent to perform its duties and responsibilities under this Agreement.

22. Interpretive Provision. This Agreement constitutes the entire Agreement between the Owner and the Agent with respect to the management and operation of the Project, and no change will be valid unless made by supplemental written agreement, executed and approved in the same manner as this Agreement.

23. Notices. Any notice under this Agreement shall be given by mailing such notice to the address(es) indicated below, by certified mail return receipt requested or by hand delivery, or to such other address as the parties shall specify in writing provided in the manner described in this paragraph.

If to Owner:

      Henderson's Wharf Baltimore L.P.
      c/o Gunn Financial Incorporated
      45 Broad Street
      Boston, MA 02109 If to Agent:

      Gunn Financial Incorporated
      45 Broad Street
      Boston, MA 02109

IN WITNESS WHEREOF, their principal parties have, by their duly authorized officers, executed this Agreement on the date first above written.

OWNER:                              AGENT:

By:   _______________________       By:   ______________________

Title:      _______________________       Title:      ______________________







                                 PRIMARY MARINA
                              MANAGEMENT AGREEMENT

This Agreement is made this 18th day of May, 1998 between Henderson's Wharf Marina L.P. ("Owner") and Gunn Financial Incorporated ("Agent").

1. Appointment and Acceptance. The Owner appoints the Agent as exclusive agent for the property described in Section 2 of this Agreement, and the Agent accepts the appointment subject to the terms and conditions set forth in this Agreement.

2. Description of Project. The property to be managed by the Agent under this Agreement (the "Project") is a housing development consisting of the land, buildings and other improvements.

      The Project is further described as follows:

      NAME:             Henderson's Wharf  Marina
      LOCATION:               1000 Fell St., Baltimore, MD
      NO. OF DWELLINGS: 256 slip marina and Fastlands containing approx.
                        two acres providing parking for the Inn and Marina.

3. Marketing. The Agent will carry out marketing in accordance with the approved marketing plan.

4. Rentals. The Agent will offer for rent and will rent the dwelling units. Incident thereto, the following provisions will apply:

      A. The Agent will set up and maintain a Management Office to service the Project, or make other arrangements acceptable to the Owner.

      B. The Agent will follow an approved marketing plan as agreed to by the Owner and the Agent.

      C. The Agent will show the premises to prospective tenants.

      D. The Agent will take and process applications for rentals during normal business hours and at other times as may be required by the Owner. The Agent agrees to review each prospective applicant and related applicant data prior to the acceptance or rejection of said applicant.

      E. The Agent will prepare all dwelling leases and will execute the same in its name, identifying itself thereon as Agent for the Owner. (Dwelling leases will be in a form approved by the Owner, but individual dwelling leases need not be submitted for the approval of the Owner).
      F. The Owner will furnish the Agent with any approved rent schedule and any other charges for facilities and services.

      G. The Agent will maintain and submit financial records and accounts of the operation of the property.

      H. The Agent will maintain a current list of acceptable prospective tenants in accordance with the provisions of any approved marketing plan and will handle all arrangements necessary to assure full occupancy.

5. Collection of rents and Other Receipts. The Agent will collect and deposit rents in accordance with the terms of each tenants lease. All funds collected by the Agent shall be deposited promptly by the Agent in a bank account in an institution whose deposits are insured by an agency of the United States of America; this account shall be used exclusively by the Agent for funds of this project and be known as the Rental Agency account.

      All security deposit funds received by the Agent shall be deposited in a separate interest bearing escrow account insured by an agency of the United States of America in accordance with the Laws of the State of Maryland.

6. Enforcement of Leases. The Agent will secure full compliance of each tenant with the terms of his lease.

      The Agent will lawfully terminate any tenancy when, in the Agents judgment, sufficient cause (including, but not limited to, non payment of rent) for such termination occurs under the term of the tenant's lease. For this purpose, the Agent is authorized to consult with legal counsel of its choice to bring actions for evictions, and to execute notices to vacate and judicial pleadings incident to such actions. Attorneys fees other necessary costs incurred in connection with such actions will be paid from the Rental Agency Account as project expenses. Notwithstanding anything herein to the contrary, the Agent agrees to review each prospective termination with the Owner prior to commencement of the termination process. In the event of a dispute between the Agent and the Owner with respect to enforcement of lessee (Paragraph 6), the Agent and Owner agree to mediation.

7. Maintenance and Repair. The Agent will cause the Project to be maintained and repaired, in accordance with state and local codes, in a condition at all times acceptable to the Owner, including but not limited to cleaning, painting, decorating, plumbing, carpentry, grounds care and such other maintenance and repair work as may be necessary. Incident thereto the following provisions will apply:

      A.    Special attention will be given to preventative maintenance.

      B. The Agent is authorized to purchase all materials, equipment, tools, appliances, supplies, and services necessary for proper maintenance and repair in accordance with the budget established with the Owner.

     C. Notwithstanding any of the foregoing provisions, the prior approval of the Owner for any expenditure which exceeds $1,500 in any one instance for labor, materials and otherwise for maintenance in connection within the maintenance and repair of the Project; except for recurring expenses within the limits of and already included in the operating budget or for emergency repairs involving manifest danger to persons or property, or required to avoid suspension of any necessary service to the Project. In the latter event, the Agent will inform the Owner of the facts as promptly as possible.

     D. The Agent shall take such action as may be necessary to comply with any and all orders or requirements affecting the premises, municipal authority having jurisdiction thereof, as well as authorities of the Board of Fire Underwriters or other similar bodies; the Agent is nonetheless subject to the same limitation contained in Paragraph C. of this section in connection with the making of repairs and alterations. The Agent shall not take any action under this Paragraph D so long as the Primary Manager is contesting, or has affirmed his intention to contest, any such order or requirement.

8. Utilities & Services. The Primary Manager, unless the Agent is authorized in writing, will make arrangements for water , electricity, gas fuel, oil, sewage and trash disposal, pest extermination, decorating and laundry facilities. The Primary Manager, unless the Agent is authorized in writing, will make such contracts as may be necessary to secure utilities and services.

9. Disbursements from Rental Agency Account.

      A. From the funds collected and deposited by the Agent in the Rental Agency Account, pursuant to Section 5. above, the Agent will make the following disbursements promptly when payable:

            (1) Compensation payable to the Agent pursuant to Section 18. below for its service hereunder and reimbursement to the Agent for compensation payable to the employees, specified in
                   Section 18. below, and for the taxes and assessments payable to local, state and federal governments in connection with the employment of such personnel.

            (2) The single aggregate payment required to be made monthly by the Owner to the Mortgagee, including the amounts due under the mortgage for principal amortization, interest, mortgage insurance premiums, ground rents, taxes and assessments, fire and other hazards, and insurance premiums and the amount specified (or an amount agreed upon) for allocation to the Reserve for Replacement escrow.

            (3) All sums otherwise due and payable by the Owner as expenses of the Project, authorized to be incurred by the Agent under the terms of this Agreement.

      B. Except for the disbursements mentioned in Section 9.A(1)-(3) above, funds will be disbursed or transferred from the Rental Agency Account only as the Owner may from time to time direct in writing.

      C. In the event that the balance in the Rental Agency Account is at any time insufficient to pay disbursements due, the Agent will within thirty days inform the Owner of the fact, and the Owner will then remit to the Agent sufficient funds to cover the deficiency. In no event will the Agent be required to use its funds to pay such disbursements.

10. Budgets. Annual operating budgets for the project will exist, as approved by the Owner; the Agent will use best efforts to see that each type of operating expense itemized in the budget will not exceed the annual amount authorized by the approved budget. In addition to preparation and submission of a recommended operating budget for the initial fiscal year, the Agent will prepare a recommended operating budget for each subsequent fiscal year and will submit the same to the Owner at least sixty (60) days before the beginning of each new fiscal year. The Owner will promptly inform the Agent, of changes, if any, incorporated in the annual budget, and the Agent will keep the Owner informed of any anticipated deviation from the receipts or disbursements stated in the approved budget.

11. Records and Reports. In addition to any other requirements specified in this Agreement, the Agent will have the following responsibilities with respect to records and reports:

A. The Agent will establish and maintain a comprehensive system of records, books and accounts.

B. Within twenty (20) days following the end of each fiscal year of the project, the Owner shall be furnished with all information necessary to prepare for an audit of the financial statements of the project including an examination of the books, records and detailed itemized statement of all income and expenditures. Owner and/or its designated certified public accounts shall have access to accounting records at the Agent's home office to perform the annual audit.

C. By the fifteenth (15) day of each month, the Agent will furnish the Owner with a balance sheet, statement of receipts and disbursements for the previous month, schedules of accounts receivable and payables, reconciled bank statements for the Rental Agency Account and Deposit Account as of the end of the previous month, and any other documentation reasonably requested by the Owner.

12. Bids, Discounts, Rebates, etc. The Agent will obtain contracts, materials, supplies, utilities, and services on the most advantageous terms to the Project. It is required to solicit bids in writing for all costs greater than $2,000 for those items that can be obtained from more than one source. The Agent will secure and credit to the Owner, and not receive or retain for itself, all discounts, rebates, or commissions obtainable with respect to purchases, service contracts, and or all other transactions regarding the Project.

13. Emergency Answering Services. The Agent will provide emergency telephone and repair capability on a twenty-four (24) hour basis.

14. Insurance. The Owner shall direct the Agent top purchase insurance coverage for the premises and the operations thereof, then, within ten (10) days of such direction, the Owner shall provide written notice to the Agent as to the company, coverage, policy limits, and the named insured that are to be included in such insurance. The Agent will pay all insurance premiums from the Operating Account, which premiums will be treated as operating expenses. The Owner agrees that such coverage shall include, as a minimum, Commercial General Liability coverage written on an assurance form, having limits of liability of not less than $1,000,000 each occurrence and $2,000,000 general aggregate. The Agent shall be designated on any and all such policies as an additional insured. In addition, Agent shall purchase fidelity insurance in the amount of $1,000,000 with a comp[any satisfactory to it with respect to all such employees of Agent who are responsible for or are involved in the collection of safekeeping of receipts or other funds hereunder received by Agent; the cost of such coverage shall not be included as an operating expense.

15. Compliance with Government Orders. The Agent will take such action as may be necessary to comply promptly with any and all government orders or other requirements affecting the Project, whether imposed by federal, state, county or municipal authority, subject, however, to the limitation stated in Section 7.D. with respect to repairs. The Agent shall, however, take no such action so long as the Owner is contesting, or has affirmed his intentions to contest, any such order or requirement. The Agent will notify the Owner, in writing, of all notices of such governmental orders or other requirements within seventy-two
(72) hours of the time of their receipt.

16. Nondiscrimination. In the performance of its obligations under this Agreement, the Agent will comply with the provisions of any federal, state or local law prohibiting the discrimination in housing on the grounds of race, color, creed, sex, familial status, handicap or national origin.

17. Employees. The number, qualifications, and duties of personnel to be employed in the management of the Project, including an on-site General Manager, an Assistant Property Manager/Leasing Agent, Resident Superintendent, or their maintenance, bookkeeping, management and clerical employees will be determined by the Owner and the Agent in accordance with the approved budget. All such employees will be deemed employees of the Agent, not the Owner (unless they are the same), and will be hired, paid, supervised and discharged by the Agent, subject to the following conditions:

A. The compensation, including payroll taxes and fringe benefits, of all employees will be within the Agent's sole discretion, provided that minimum wage standards are met.

     B. The Owner will reimburse the Agent for compensation, including fringe benefits, Payable to all full and part time on-site personnel and for all local, state and federal taxes and assessments (including but not limited to Social Security taxes, unemployment insurance, and workmen's compensation insurance) incident to the employment of such personnel. Such reimbursement will be paid from the Rental Agency Account and will be treated as a Project expense. Part-time maintenance and administrative employee compensation properly attributable to the Project shall be paid from the Rental Account.

18. Agent's Compensation. The annual compensation which the Agent shall be entitled to receive for management services performed under this Agreement shall be a fee in the amount equivalent to 4% percent of total rent collections. Such fees shall be paid by the Owner to the Agent monthly, no later than the fifteenth (15) day of each month, unless otherwise agreed by the parties hereto. If any apartment is unrentable due to lead paint, casualty loss or requires rehabilitation resulting in failure to pass required inspections, Agent will be allowed to include the apartments approved monthly rent as collected income. This is for the purpose of calculating the management fee only.

19. Indemnity. The Owner will indemnify, defend and hold the Agent harmless from all liabilities, including all loss,, costs, and expenses, arising from the premises, including the Owner's acts or omissions, and including all acts or omissions of the Agent in the performance of his duties as described in this Agreement.

20. Terms of Agreement. This Agreement shall be in force beginning on the 1st day of July, 1998 and will expire on the earlier of June 30, 2006 or the date of the disposition of the property. Owner may terminate this Agreement for cause immediately upon written notice to Agent. Cause is defined as fraud, negligence, or misconduct or breach of an expressed provision of this Agreement. This Agreement shall also be subject to termination upon any of the following conditions:

     A. In the event a petition in bankruptcy is filed by or against the Agent or Owner, or in the event that either of the aforementioned makes an assignment for the benefit of creditors or takes advantage of any solvency act, the other party may terminate this Agreement provided that prompt written notice of such termination is given.

B. Upon the termination, the Agent will submit to the Owner any financial statements requested by the Owner. After the Agent and the Owner have accounted to each other, with respect to all matters outstanding as of the termination date, the Owner will furnish the Agent security, in the form and principal amount satisfactory to the Agent, against any obligations or liabilities which the Agent may properly have incurred on behalf of the Owner hereunder.

C. The Agent is prohibited from making a tender offer to the limited partners of Historic Preservation Properties 1990 L.P. Tax Credit Fund or any of its affiliated entities without prior written permission.

D. If this Agreement is terminated during any of the first twenty four (24) months, the Agent is entitled to an amount equal to the fee that would be collected in one year (12 mos.) as liquidated damages. Said damages are payable at termination provided that the Agent is not retained by the new owner in the case of a sale.

21. Sub Agent. The Agent has the right, with the prior written consent of the Owner, to engage a sub agent to perform its duties and responsibilities under this Agreement.

22. Interpretive Provision. This Agreement constitutes the entire Agreement between the Owner and the Agent with respect to the management and operation of the Project, and no change will be valid unless made by supplemental written agreement, executed and approved in the same manner as this Agreement.

23. Notices. Any notice under this Agreement shall be given by mailing such notice to the address(es) indicated below, by certified mail return receipt requested or by hand delivery, or to such other address as the parties shall specify in writing provided in the manner described in this paragraph:

If to Owner:

      Henderson's Wharf Marina L.P.
      c/o Gunn Financial Incorporated
      45 Broad Street
      Boston, MA 02109

If to Agent:

      Gunn Financial Incorporated
      45 Broad Street
      Boston, MA 02109

IN WITNESS WHEREOF, their principal parties have, by their duly authorized officers, executed this Agreement on the date first above written.

OWNER:                              AGENT:

By:   _______________________       By:   ______________________

Title:      _______________________       Title:      ______________________